UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 30, 2015
Date of report (Date of earliest event reported)

HUTCHINSON TECHNOLOGY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-34838	41-0901840
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota	55350

(320) 587-3797
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On April 30, 2015, we entered into Amendment No. 8 to Revolving Credit and Security Agreement with PNC Bank, National Association (“PNC”), as agent and lender.  The amendment modifies the fixed charge coverage covenant under our existing Revolving Credit and Security Agreement dated as of September 16, 2011, as previously amended, to (i) eliminate the requirement for our fiscal quarter ended March 29, 2015 and fiscal quarters ending June 28, 2015 and September 27, 2015 and change the measurement periods starting with our fiscal quarter ending December 27, 2015 by excluding from such measurement periods all fiscal quarters ended on or prior to September 27, 2015, and (ii) implement an additional earnings before interest, taxes, depreciation and amortization (EBITDA) requirement for our fiscal quarter ended March 29, 2015 and fiscal quarters ending June 28, 2015 and September 27, 2015.  The amendment also requires us to transfer all funds in our existing money market account to a new money market account at PNC.

A copy of the amendment is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.02                      Results of Operations and Financial Condition.

On April 30, 2015, we issued a press release regarding our financial results for the fiscal quarter ended March 29, 2015, which is furnished as Exhibit 99.1 hereto.

The press release includes certain “non-GAAP financial measures” within the meaning of the rules of the Securities and Exchange Commission.  With respect to such non-GAAP financial measures, we have disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and have provided a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management believes that the non-GAAP measures provide useful information to investors regarding our results of operations and financial condition because they eliminate unusual items impacting earnings and facilitate a more meaningful comparison and understanding of our operating performance for the current, past and future periods.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 8 to Revolving Credit and Security Agreement, dated as of April 30, 2015, between Hutchinson Technology Incorporated and PNC Bank, National Association, as Agent and Lender.

99.1	Press Release dated April 30, 2015, regarding our financial results for the fiscal quarter ended March 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNCOLOGY INCORPORATED
Date: April 30, 2015	/s/ David P. Radloff David P. Radloff Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

10.1	Amendment No. 8 to Revolving Credit and Security Agreement, dated as of April 30, 2015, between Hutchinson Technology Incorporated and PNC Bank, National Association, as Agent and Lender.	Filed Electronically

99.1	Press Release dated April 30, 2015, regarding our financial results for the fiscal quarter ended March 29, 2015.	Furnished Electronically